UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 10, 2023

EOS ENERGY ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39291	84-4290188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3920 Park Avenue

Edison, New Jersey 08820

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (732) 225-8400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	EOSE	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock	EOSEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 10, 2023, Eos Energy Enterprises, Inc. (the “Company”) and YA II PN, LTD (“Yorkville”) entered into Amendment No. 5 (“Amendment No. 5”) to the Standby Equity Purchase Agreement dated as of April 28, 2022 (as amended, the “SEPA”), to clarify that the Exchange Cap (as defined in the SEPA) does not apply (a) if the Company’s stockholders have approved issuances in excess of the Exchange Cap, or (b) to sales of shares of common stock under the SEPA at a price that equals or exceeds $2.47 per share (which represents the lower of (x) the Nasdaq Official Closing Price on the Trading Day (each as defined in the SEPA) immediately preceding April 10, 2023, the date of issuance of the Promissory Note (as defined below), and (y) the average Nasdaq Official Closing Price for the five Trading Days immediately preceding April 10, 2023; provided that, in the case of clause (b), the average price of all applicable sales of shares of common stock under the SEPA after December 29, 2022 equals or exceeds $2.47 per share; provided further that, in the event that the Company obtains stockholder approval of the transactions between the Company and Yorkville from December 29, 2022 through March 22, 2023 as described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on March 27, 2023, as may be amended or supplemented from time to time, then the reference to “Amendment No. 3” in the definition of the Exchange Cap shall instead be read to refer to “Amendment No. 5” and the reference to December 29, 2022 in the definition of the Exchange Cap shall instead be read to refer to “April 10, 2023.”

With the exception of the foregoing description of Amendment No. 5, the terms of the SEPA remain unchanged, and the SEPA, as amended, remains in full force and effect.

The foregoing description of Amendment No. 5 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 5, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 hereto and is hereby incorporated by reference.

Supplemental Agreement to the SEPA and Promissory Note Issuance

On April 10, 2023, the Company issued and sold a convertible promissory note with an aggregate principal amount of $15.0 million (the “Promissory Note”) in a private placement to Yorkville under a supplemental agreement dated as of April 10, 2023 (the “Fourth Supplemental Agreement”) to the SEPA between the Company and Yorkville.

The Company agreed to use the proceeds from the sale of the Promissory Note for working capital and other general corporate purposes or, if different, in a manner consistent with the application thereof described in the Company’s prospectus relating to the SEPA filed with the Securities and Exchange Commission on April 28, 2022 and included as a part of the Company’s Registration Statement on Form S-3 (File No. 333-263298).

The Promissory Note has a maturity date of August 31, 2023 (the “Maturity Date”) and was issued with a 2% original issue discount. Interest shall accrue on the outstanding principal balance of the Promissory Note, beginning on the 29th day following the date of issuance, at an annual rate equal to 5.0% unless and until there is an event of default, upon the occurrence of which, interest shall accrue at a rate of 15% per year until collected in full. The Promissory Note is convertible into shares of the Company’s common stock at a conversion price equal to the lower of $2.8093 and 90.0% of the lowest daily volume weighted average price of the Company’s common stock during the seven (7) consecutive trading days immediately preceding the conversion date (the “Conversion Price”) any time prior to the Maturity Date, subject to the terms and conditions of the Promissory Note. The Conversion Price may not be less than $0.53 per share (the “Floor Price”). No portion of the Promissory Note may be converted if the shares of common stock issued as a result of such conversion, together with any shares of common stock issued in connection with the SEPA and with any other related transactions that may be considered part of the same series of transactions, would exceed the aggregate number of shares of common stock that the Company may issue in a transaction (the “Promissory Note Exchange Cap”) in compliance with the Company’s obligations under the rules or regulations of the Nasdaq Stock Market LLC (“Nasdaq”), until the Company has obtained stockholder approval in accordance with such Nasdaq rules. If the volume weighted average price of the Company’s common stock is less than the Floor Price for five consecutive trading days or if the Company has issued in excess of 99% of the common stock available under the Promissory Note Exchange Cap, subject to certain limitations, the Company must make weekly payments on the Promissory Note. At any time that there is an outstanding balance owed under the Promissory Note, Yorkville may, pursuant to the terms of the Fourth Supplemental Agreement, require the Company to deliver an advance under the SEPA for the issuance and sale of common stock at the Conversion Price in order to offset the amounts owed by the Company to Yorkville under the Promissory Note. In addition, while there is an outstanding balance owed under the Promissory Note, Yorkville shall use any advance requested by the Company pursuant to the SEPA to offset the amounts owed by the Company to Yorkville under the Promissory Note.

The foregoing descriptions of the Fourth Supplemental Agreement and the Promissory Note do not purport to be complete and are qualified in their entirety by reference to the full text of each of the Fourth Supplemental Agreement and the Promissory Note, copies of which are filed with this Current Report on Form 8-K as Exhibit 10.2 and Exhibit 4.1 hereto, respectively, and are hereby incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K under the heading “Supplemental Agreement to the SEPA and Promissory Note Issuance” is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K under the heading “Supplemental Agreement to the SEPA and Promissory Note Issuance” is incorporated herein by reference.

On April 10, 2023, the Company issued and sold the Promissory Note to Yorkville in a private placement pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Company offered and sold the Promissory Note to Yorkville in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act without the involvement of any underwriter. The Company relied on this exemption from registration based in part on representations made by Yorkville in the Fourth Supplemental Agreement and the SEPA.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Convertible Promissory Note dated as of April 10, 2023 between Eos Energy Enterprises, Inc. and YA II PN, LTD.
10.1	Amendment No. 5 dated as of April 10, 2023 to the Standby Equity Purchase Agreement dated as of April 28, 2022 between Eos Energy Enterprises, Inc. and YA II PN, LTD.
10.2*	Fourth Supplemental Agreement, dated as of April 10, 2023, to the Standby Equity Purchase Agreement dated as of April 28, 2022 between Eos Energy Enterprises, Inc. and YA II PN, LTD.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted exhibit or schedule will be furnished supplementally to the SEC or its staff upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOS ENERGY ENTERPRISES, INC.

Dated: April 11, 2023	By:	/s/ Nathan Kroeker
		Name:	Nathan Kroeker
		Title:	Chief Financial Officer

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